UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2016

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Term Loan Amendment Agreement

On June 14, 2016, Kindred Healthcare, Inc. (“Kindred”) entered into a fifth amendment and restatement agreement (the “Term Loan Amendment Agreement”) among Kindred, the other credit parties party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (the “Term Loan Agent”), and the lenders party thereto. The Term Loan Amendment Agreement amends and restates the Term Loan Credit Agreement dated as of June 1, 2011 (as amended by that certain Incremental Amendment No. 1 to the Term Loan Credit Agreement dated as of October 4, 2012 and as further amended and restated by that certain Amendment and Restatement Agreement dated as of May 30, 2013, that certain Second Amendment and Restatement Agreement dated as of August 21, 2013, that certain Third Amendment and Restatement Agreement dated as of April 9, 2014, that certain Fourth Amendment and Restatement Agreement dated as of November 25, 2014 and as further amended by that certain Incremental Amendment No. 2 dated as of March 10, 2015), among Kindred, the Term Loan Agent and the lenders party thereto (the “Prior Term Loan Facility”).

The Term Loan Amendment Agreement amends and restates the Prior Term Loan Facility (as amended and restated, the “Term Loan Facility”) to provide for, among other things, (1) additional joint venture flexibility, including an increased ability to enter into and make investments in joint ventures that are non-guarantor restricted subsidiaries and to incur debt and liens of such joint ventures and other non-guarantor restricted subsidiaries, (2) an increase in the size of a basket for asset sales from 15% to 25% of consolidated total assets, (3) maintaining a maximum total leverage ratio of 6.00:1.00 for each quarterly measurement date after the date of such amendment, and (4) a prepayment premium of 1.00% in connection with any repricing transaction within six months of the closing date.

The Term Loan Amendment Agreement also provides for an incremental term loan under the Term Loan Facility in an aggregate principal amount of $200 million. The incremental term loan was issued with 95 basis points of original issue discount and has the same terms as, and is fungible with, the $1.18 billion in aggregate principal amount of term loans that were outstanding under the Term Loan Facility immediately prior to the effectiveness of the Term Loan Amendment Agreement. The net proceeds from the incremental term loan were used to repay a portion of Kindred’s outstanding borrowings under its ABL Facility (as defined below).

ABL Amendment Agreement

Also on June 14, 2016, Kindred entered into a fourth amendment and restatement agreement (the “ABL Amendment Agreement”) among Kindred, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto. The ABL Amendment Agreement amends and restates the ABL Credit Agreement dated as of June 1, 2011 (as amended by that certain Amendment No. 1 to the ABL Credit Agreement dated as of October 4, 2012 and as amended and restated by that certain Amendment and Restatement Agreement dated as of August 21, 2013, that certain Second Amendment and Restatement Agreement dated as of April 9, 2014 and that certain Third Amendment and Restatement Agreement dated as of October 31, 2014, and as further amended by that certain Incremental ABL Joinder dated as of December 12, 2014 and that certain Amendment No. 2 dated as of June 3, 2015), among Kindred, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the lenders party thereto (the “Prior ABL Facility”).

The ABL Amendment Agreement amends and restates the Prior ABL Facility (as amended and restated, the “ABL Facility”) to provide for, among other things, (1) additional joint venture flexibility, including an increased ability to enter into and make investments in joint ventures that are non-guarantor restricted subsidiaries and to incur debt and liens of such joint ventures and other non-guarantor restricted subsidiaries, and (2) an increase in the size of a basket for asset sales from 15% to 25% of consolidated total assets.

The descriptions of the Term Loan Amendment Agreement and the ABL Amendment Agreement are qualified by the full text of the Term Loan Amendment Agreement and the ABL Amendment Agreement, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above regarding the Term Loan Amendment Agreement and the ABL Amendment Agreement is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

Incorporated by reference is a press release issued by Kindred on June 14, 2016, which is attached hereto as Exhibit 99.1. This information is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall this information be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

10.1*	Fifth Amendment and Restatement Agreement dated as of June 14, 2016, by and among Kindred Healthcare, Inc., the other Credit Parties party thereto, the Consenting Lenders party thereto, the 2016 Incremental Term Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent.

10.2*	Fourth Amendment and Restatement Agreement dated as of June 14, 2016, by and among Kindred Healthcare, Inc., the Consenting Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.1	Press Release, dated June 14, 2016, issued by Kindred Healthcare, Inc.

*	Kindred will furnish supplementally to the SEC upon request a copy of any omitted exhibit or schedule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

KINDRED HEALTHCARE, INC.

Date: June 15, 2016	By:	/s/ Joseph L. Landenwich
Joseph L. Landenwich
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

10.1*	Fifth Amendment and Restatement Agreement dated as of June 14, 2016, by and among Kindred Healthcare, Inc., the other Credit Parties party thereto, the Consenting Lenders party thereto, the 2016 Incremental Term Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent.

10.2*	Fourth Amendment and Restatement Agreement dated as of June 14, 2016, by and among Kindred Healthcare, Inc., the Consenting Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.1	Press Release, dated June 14, 2016, issued by Kindred Healthcare, Inc.

*	Kindred will furnish supplementally to the SEC upon request a copy of any omitted exhibit or schedule.